Exhibit 99.1
Mercer Insurance Group, Inc. KBW Investor Conference September 4, 2008

Mercer Insurance Group, Inc. (the "Company") may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. A partial list of important factors that may affect our financial condition and results of operations is set forth in our filings with the Securities and Exchange Commission. The Company cautions that the list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the current date. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Andrew Speaker President & CEO

Company Profile

Mercer Insurance Group, Inc. (NASDAQ symbol "MIGP") Holding Company operating through 4 insurance carrier subsidiaries via mutual-to-stock conversion Steady growth in capital to $136 million as of June 30, 2008 "A" (Excellent) rated by A.M. Best

DWP by Line of Business Latest 12 Months Ending 6/30/08

Actively writing property and casualty business Writing mail order surety (plus Alaska) Licensed but currently inactive Operating Territory

The Basics Discipline, Diversity and Balance Focus on commercial insurance Evaluate strategic M&A

Performance

Dave Merclean CFO

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Gross, Net & Ceded Premium Written GAAP presentation; excludes pre-acquisition premiums of Financial Pacific Insurance Company which was acquired October 1, 2005. 2003 2004 2005 2006 2007 6 Mos. 07 6 Mos. '08 Net Premium Written 52.8 59.5 75.3 145.8 159.7 82 78.3 Premium ceded to reinsurers 10 8.4 19.8 42.3 24.6 12.3 9.7 $ in Millions $62.8 16% ceded $67.9 12% ceded $95.1 21% ceded $188.1 23% ceded $94.3 13% ceded $184.3 13% ceded $88.0 11% ceded

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Gross, Net & Ceded Premium Written Pro-forma non-GAAP presentation; includes pre-acquisition premiums of Financial Pacific Insurance Company which was acquired October 1, 2005. 2003 2004 2005 2006 2007 6 Mos. '07 6 Mos. '08 Net Premium Written 88.6 114.4 127.7 145.8 159.7 82 78.3 Premium ceded to reinsurers 66.8 60.4 58 42.3 24.6 12.3 9.7 $ in Millions $155.4 43% ceded $174.8 35% ceded $185.7 31% ceded $188.1 23% ceded $184.3 13% ceded $94.3 13% ceded $88.0 11% ceded

Commercial and Personal Lines NWP $ in Millions, for the periods ended December 31 and June 30: $52.8 $59.5 $75.3 Commercial Lines CAGR 25% $145.8 $159.7 $78.3 $82.0 $30.3 $22.5 $36.5 $23.0 $52.3 $23.0 $123.5 $22.3 $139.4 $20.3 $71.9 $10.1 $68.7 $9.6 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 2003 2004 2005 2006 2007 6 Mos. '07 6 Mos. '08 Commercial Lines NWP Personal Lines NWP

Mercer v. Industry comparison 10 year Statutory Combined Ratio Source: Insurance Information Institute; MIGP 6 mos. 2008 actual vs. estimated full year 2008 for industry % MIGP 2007 combined ratio reduced by 2.4% due to non-recurring effect of retaliatory tax refund 90.0 95.0 100.0 105.0 110.0 115.0 120.0 125.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Industry Mercer

Loss and Loss Adjustment costs Reserves reviewed semi-annually by consulting actuaries; annually by KPMG Net exposure to GAAP Stockholders' equity for the PML related to a 100 year storm is less than 6% Reinsurance retention underlying working layer - $850K

Historic ratios - 10 year comparison % - Acquisition of Financial Pacific occurred 10/1/05, with increase / decrease effect on loss / expense ratios - MIGP 2007 combined & expense ratio reduced by 2.4% due to non-recurring effect of retaliatory tax refund 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 1999 2000 2001 2002 2003 2004 2005 2006 2007 6 Mos. 2008 Loss / LAE ratio Expense ratio Combined ratio

Net Income, GAAP Combined Ratio and Ending GAAP Shareholders Equity (in $ millions) Ending GAAP Shareholders' Equity and combined ratio: $33M $35M $37M $98M $100M $103M $116M $133M $136M 93.2% 93.6% 96.4% 103.8% 98.8% 96.5% 97.0% 95.8% 98.2% Net income, in millions MIGP 2007 C/R reduced by 2.4%, NI increased by $2.8M due to non-recurring retaliatory tax refund $3.1 $3.3 $2.2 $0.6 $3.3 $7.0 $10.6 $14.2 $5.8 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2000 2001 2002 2003 2004 2005 2006 2007 6 Mos. '08 Net Inc.

GAAP Book Value per share (12/31/03 - 6/30/08) $ in thousands $15.65 $16.49 $17.34 $19.06 $21.48 $21.78 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 12/03 12/04 12/05 12/06 12/07 6/08 Book Value per share

5 Year Operating Cash Flow $ in thousands in millions $8.0 $8.8 $13.4 $50.7 $49.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 2003 2004 2005 2006 2007 Operating Cash Flow

5 Year Gross and Net Investment Income $ in thousands $4.4 52% in millions $2.9 $12.4 91% $15.1 22% $7.6 $7.7 $6.5 48% $1.7 $1.2 $2.9 $1.5 $4.5 $2.0 $10.1 $2.3 $13.1 $2.0 $6.7 $0.9 $6.7 $1.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2003 2004 2005 2006 2007 6 Mos. '07 6 Mos. '08 Investment Expenses Net Investment income

Investment Portfolio (as of 6/30/08) Fixed Maturities (in total) 83% AA rated or better 97% A rated or better Average rating of AA+ Effective portfolio duration 3.96 years Average yield 4.53% Tax-equivalent yield 5.28% Minimal exposure to sub-prime holdings

Investment Portfolio (as of 6/30/08) contd. Municipals - with credit enhancement $103M - 31% of fixed income portfolio Average credit quality with enhancement AA+ Average credit quality without enhancement AA Municipals - with no credit enhancement $47M - 14% of fixed income portfolio Average credit quality AA+

Investment Portfolio (as of 6/30/08) contd. Residential MBS $65M - 19% of fixed income portfolio 100% AAA rated ABS $16M - 5% of fixed income portfolio 93% AAA rated / 5% AA rated / 2% BB rated Commercial MBS $9M - 3% of fixed income portfolio 100% AAA rated

Investment Portfolio (as of 6/30/08) contd. Equity Securities 50+ issues diversified across many industries Large caps or well-known brands Common stocks approximately 5% of investment portfolio

Investment Portfolio, including Cash & Equivalents at June 30, 2008 (in millions) Mortgage / Asset- backed $91 25% Corporates $69 19% Tax-exempts $150 40% Treasuries & Agencies $21 6% Cash $19 5% Equities $17 5% Cash Treasuries & Agencies Corporates Mortgage / Asset-backed Tax-exempts Equities

GAAP Capital, Book Value, and Insider Ownership Total assets Invested assets and operating cash Debt Shareholders' Equity Shares Outstanding Shareholders' Equity per share Shareholders' Equity per share less Goodwill Market price, August 21, 2008 Price to Shareholders' Equity per share Insider (Form 4 filers) ownership At June 30, 2008 (In millions except per share data) $562 $367 $18.6 $135.8 6.5 $21.78 $20.91 $16.90 78% 13%

Capital management initiatives 2004/05 - 500,000 share buyback authorized and completed for $6.3 million, or an average of $12.34 per share. 2008 - Authorized to repurchase 5% (328,000 shares); 25,000 shares purchased a/o 6/30/08. Quarterly dividends commenced in July, 2006. Dividend increased 6/08 to $0.075 per share.

Challenges and Plans

Soft Market Pricing competition continues Some competitors extending coverage with little to no premium charge Economic conditions exacerbate challenge Approximately 1/3 of gross premiums are tied to construction businesses Retention rate is strong but exposures are lower Business failures are rising

Significant investment has been made in improving our IT systems Intended to improve the "ease of doing business" Complicated by the need to converge multiple platforms Updated portal has been implemented for personal automobile business Small commercial portal is in quality assurance testing Expected to help increase opportunity for "main street" business

Disciplined business approach will be maintained Major focus will continue to be commercial lines but we will focus on improving the profitability of personal lines Continue to evaluate strategic merger and acquisition opportunities Continue to evaluate reinsurance needs Retention increased to $850,000 at 1/1/08 Continue to balance and diversify book of business through products and location of risks

Summary Strong balance sheet with high quality investment portfolio and adequate loss reserves Steady profitability from a well underwritten book of business Quarterly shareholder dividend Stock trading at a discount to book as well as a discount to peers

Questions